CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the President of Oak Associates Funds (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended April 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: July 6, 2009                                     /s/  Leslie Manna
                                                        ------------------------
                                                        Leslie Manna

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Treasurer & CFO of Oak Associates Funds (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended April 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: July 6, 2009                                     /s/   Eric Kleinschmidt
                                                        ------------------------
                                                        Eric Kleinschmidt